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                                SUPPLEMENT TO THE
             SCHWAB VALUE ADVANTAGE INVESTMENTS PROSPECTUS(R), DATED
                   APRIL 30, 2007, AS AMENDED OCTOBER 5, 2007

THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS EFFECTIVE AS OF FEBRUARY 5, 2008.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The Prospectus is hereby amended to reflect changes to the Schwab New York Municipal Money Fund's name and 80% investment policy.

NAME CHANGE

The Prospectus is hereby amended to reflect the following name change for the Schwab New York Municipal Money Fund TM:

The Schwab New York Municipal Money Fund has changed its name to SCHWAB NEW YORK AMT TAX-FREE MONEY FUND TM.

CHANGE IN 80% INVESTMENT POLICY

The Schwab New York Municipal Money Fund has added a requirement regarding the federal alternative minimum tax to its existing 80% investment policy. Accordingly, in this prospectus, the 80% investment policy at the end of the first paragraph of the "Strategy" section of the Schwab New York Municipal Money Fund is deleted and replaced with the following:

      Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and New York state personal income tax, including the federal alternative minimum tax ("AMT"). The fund does not currently intend to invest in any securities whose interest is subject to AMT.

                        PLEASE RETAIN THIS SUPPLEMENT FOR
                                  YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

(C)2008 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC REG 40394 (02/08)